UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 1, 2017

KIMCO REALTY CORPORATION

 (Exact Name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 New Hyde Park Road Suite 100 New Hyde Park, NY	11042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2017, the Board of Directors (the “Board”) of Kimco Realty Corporation (the “Company”) elected Mary Hogan Preusse to the Company’s Board. In connection with the election of Ms. Hogan Preusse, the Board increased its size from 8 to 9 directors. The Board appointed Ms. Hogan Preusse to the Audit, Executive Compensation and Nominating and Corporate Governance Committees of the Board.

Ms. Hogan Preusse will receive the same fees for her service as the Company’s other independent directors, which fees were disclosed in the Company’s proxy statement for its 2016 Annual Meeting of Stockholders.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s February 3, 2017 press release announcing the appointment of Ms. Hogan Preusse is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: February 3, 2017	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 3, 2017